Exhibit 99.24

MBNA MASTER CREDIT CARD TRUST II SERIES 1997-B

KEY PERFORMANCE FACTORS
April 30, 1998



        Expected B Maturity                                         3/15/12


        Blended Coupon                                              5.8898%



        Excess Protection Level
          3 Month Average   5.41%
          April, 1998   5.81%
          March, 1998   5.77%
          February, 1998   4.64%


        Cash Yield                                  18.66%


        Investor Charge Offs                         4.96%


        Base Rate                                    7.89%


        Over 35 Day Delinquency                      5.03%


        Seller's Interest                           14.63%


        Total Payment Rate                          14.61%


        Total Principal Balance                     $35,947,972,379.88


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $5,259,577,861.39